UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2007

BKF CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10024	36-0767530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rockefeller Plaza, New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:(212) 332-8400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 22, 2007, a stipulation and order of dismissal was entered in the case of Eckenberger v. BKF Capital Group, Inc. et al (Case No. 1:06-cv-8706) in the United States District Court for the Southern District of New York. The case was dismissed pursuant to a settlement agreement between the parties under which Eckenberger, as plaintiff, released all claims against BKF Capital Group, Inc., as defendant, for a cash payment. The settlement agreement requires that the terms thereof be kept confidential.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BKF CAPITAL GROUP, INC.
(Registrant)

Date: June 26, 2007	By:	/s/ Clarke Gray
	Name:	Clarke Gray
	Title:	Chief Financial Officer

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